Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings per share	Earnings per share
Basic earnings per share is calculated by dividing the net result attributable to the shareholders of the Company by the weighted average number of shares issued and outstanding during the reporting period, excluding any shares held as treasury shares. Diluted earnings per share additionally takes into account the potential conversion of all dilutive potential ordinary shares.

	2023	2022	2021
Weighted average number of shares used in computing basic earnings per share	32,770,665	32,469,957	31,005,171
Weighted average number of shares used in computing diluted earnings per share	32,770,665	33,265,567	31,005,171
At December 31, 2023 and December 31, 2021, all potential ordinary shares were anti-dilutive (1,526,976 and 835,422). At December 31, 2022, the number of shares that were dilutive, is 795,610.